UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities a director of the Company and by directors of major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities a director of the Company and by directors of major subsidiaries of the Company.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: July 1, 2022

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Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY A DIRECTOR OF MIX TELEMATICS AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by directors of MiX Telematics and by directors of major subsidiaries of MiX Telematics, relating to the disposal of shares to in part cover the immediate tax obligations from the settlement of the first tranche of retention shares awarded under the MiX Telematics Limited Long-Term Incentive Plan.

Shareholders are referred to the announcements released on June 10, 2022, June 14, 2022 and June 15, 2022 where shareholders were advised that John Granara and Charles Tasker intended to sell 3,200 American Depositary Shares (equivalent to 80 000 ordinary shares). Shareholders are further advised that John Granara and Charles Tasker have elected to cover the remaining costs associated with the settlement of the retention shares out of pocket and no further sales are planned. Following the issue of the 200 000 retention shares on June 10, 2022 (equivalent to 8 000 ADSs) and the transactions contained in the June 14. 2022 John Granara has increased his shareholding to 7 897 American Depository Shares (equivalent to 197 430 ordinary shares) and Charles Tasker has increased his shareholding to 318 518 American Depository Shares (equivalent 7 962 957 ordinary shares).

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Paul Dell’s intention was to sell approximately 40 000 shares in respect of 100 000 retention shares issued to him (in part to cover the immediate tax obligation arising from the settlement of the retention shares). Shareholders are accordingly advised that following the sales detailed below, Paul Dell has now sold 40 000 shares. Paul Dell’s total shareholding is now 2 440 American Depository Shares (equivalent to 61 000 ordinary shares).

Name of director:	Paul Dell
Transaction date:	June 27, 2022
Class of securities:	Ordinary shares
Number of securities:	103
Price per retention share:	R5.50
Total value of the transaction:	R566.50
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Paul Dell
Transaction date:	June 28, 2022
Class of securities:	Ordinary shares
Number of securities:	189
Price per retention share:	R5.50
Total value of the transaction:	R1 039.50
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Paul Dell
Transaction date:	June 29, 2022
Class of securities:	Ordinary shares
Number of securities:	38 421
Price per retention share:	R5.10
Total value of the transaction:	R195 947.10
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Catherine Lewis’ intention was to sell approximately 67 500 shares in respect of 150 000 retention shares issued to her (in part to cover the immediate tax obligation arising from the settlement of the retention shares). Shareholders are accordingly advised that following the sales detailed below, Catherine Lewis has now sold 67 500 shares. Catherine Lewis’ total shareholding is now 2 085 939 ordinary shares.

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 28, 2022
Class of securities:	Ordinary shares
Number of securities:	319
Price per retention share:	R5.50
Total value of the transaction:	R1 754.50
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	June 29, 2022
Class of securities:	Ordinary shares
Number of securities:	65 013
Price per retention share:	R5.10
Total value of the transaction:	R331 566.30
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are referred to the announcement released on June 10, 2022, wherein shareholders were advised that Gert Pretorius’s intention was to sell the 150 000 retention shares issued to him. Shareholders are accordingly advised that following the sales detailed below, Gert Pretorius has now sold 150 000 shares. Gert Pretorius’s total shareholding remains unchanged at 1 254 403 ordinary shares.

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	June 28, 2022
Class of securities:	Ordinary shares
Number of securities:	144 473
Highest traded price per security:	R5.50
Weighted average price per retention share:	R5.2034
Lowest traded price per security:	R5.40
Total value of the transaction:	R751 750.81
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

July 1, 2022

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